UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  February 13, 2003
      (Date of Earliest Event Reported:  February 13, 2003)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)

    Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (713) 420-2600




Item 5.  Other Events
         ------------
      On February 13, 2003, William A. Wise, Chief Executive Officer of El Paso Corporation, made prepared comments on liquidity at the UBS Warburg Energy Conference in New York City. A copy of these prepared comments is attached as Exhibit 99.1 and is incorporated herein by reference.



Item  7.   Financial Statements, ProForma Financial Information
           and Exhibits
           ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Prepared comments of William A. Wise


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                   ---------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  February 13, 2003

                          EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.1        Prepared comments of William A. Wise